UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2021

BridgeBio Pharma, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38959	84-1850815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

421 Kipling Street

Palo Alto, CA 94301

(Address of principal executive offices) (Zip Code)

(650) 391-9740

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	BBIO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On January 19, 2021, BridgeBio Pharma, Inc. (“BridgeBio”) held a special meeting of holders of shares of BridgeBio common stock (the “Special Meeting”). BridgeBio filed its definitive joint proxy statement/prospectus for the proposals voted upon at the Special Meeting with the U.S. Securities and Exchange Commission (the “SEC”) on December 15, 2020, which was supplemented by the Form 8-K filed by BridgeBio with the SEC on January 12, 2021.

As of the close of business on December 8, 2020, the record date for the Special Meeting, there were approximately 122,715,631 shares of BridgeBio common stock issued and outstanding and entitled to vote at the Special Meeting. A quorum of 106,118,019 shares of BridgeBio common stock was present or represented by proxy at the Special Meeting (representing approximately 86.47% of the shares entitled to vote at the Special Meeting). The number of votes cast for, against or withheld, as well as abstentions, with respect to each proposal is set out below (there were no broker non-votes at the Special Meeting):

1. Proposal to approve the issuance of shares of BridgeBio common stock pursuant to the Agreement and Plan of Merger, dated as of October 5, 2020, by and among Eidos Therapeutics, Inc. (“Eidos”), BridgeBio, Globe Merger Sub I, Inc. and Globe Merger Sub II, Inc. (the “BridgeBio share issuance proposal”):

The voting results of the holders representing a majority of the aggregate voting power of the shares of BridgeBio common stock outstanding and entitled to vote thereon are as follows:

For	Against	Abstain
106,097,873	1,062	19,084

In connection with the Special Meeting, BridgeBio also solicited proxies with respect to the adjournment of the Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there were insufficient votes at the time of the Special Meeting to approve the BridgeBio share issuance proposal or to ensure that a quorum was present at the Special Meeting. As there were sufficient votes at the time of the Special Meeting to approve the BridgeBio share issuance proposal and to ensure that a quorum was present at the Special Meeting, the adjournment or postponement of the Special Meeting to solicit additional proxies for such purpose was unnecessary and such proposal was not submitted to the holders of shares of BridgeBio common stock for approval at the Special Meeting.

Item 8.01	Other Events.

On January 19, 2021, BridgeBio and Eidos issued a joint press release announcing the results of the stockholder vote at the Special Meeting. A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. BridgeBio and Eidos intend to close the mergers and other transactions contemplated by the Merger Agreement on January 26, 2021, subject to the satisfaction or waiver of customary closing conditions.

Forward-Looking Statements

This communication contains forward-looking statements relating to the proposed transaction involving BridgeBio and Eidos, including financial estimates and statements as to the expected timing, completion and effects of the proposed transaction. Statements in this communication that are not statements of historical fact are considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are usually identified by the use of words such as “anticipates,” “believes,” “continues”, “could”, “estimates,” “expects,” “intends,” “may,” “plans,” “potential”, “predicts”, “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements are neither forecasts, promises nor guarantees, and are based on the current beliefs of BridgeBio’s management as well as assumptions made by and information currently available to BridgeBio. Such statements reflect the current views of BridgeBio with respect to future events and are subject to known and unknown risks, including business, regulatory, economic and competitive risks, uncertainties, contingencies and assumptions about BridgeBio and Eidos, including, without limitation, (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transaction, (ii) inability to complete the proposed transaction because, among other reasons, conditions to the closing of the proposed transaction may not be satisfied or waived, (iii) uncertainty as to the timing of completion of the proposed transaction, (iv) potential adverse effects or changes to relationships with customers, employees, suppliers or other parties resulting from the announcement or completion of the proposed transaction, (v) potential litigation relating to the proposed transaction that could be instituted against BridgeBio, Eidos or their respective directors and officers, including the effects of any outcomes related thereto, (vi) possible disruptions from the proposed transaction that could harm BridgeBio’s or Eidos’ respective business, including current plans and operations, (vii) unexpected costs, charges or expenses resulting from the proposed transaction, (viii) uncertainty of the expected financial performance of each of BridgeBio and Eidos following completion of the proposed transaction, including the possibility that the expected synergies and value creation from the proposed transaction will not be realized or will not be realized within the expected time period, (ix) the ability of BridgeBio and/or Eidos to implement their respective business strategies, (x) the ability of each of BridgeBio or Eidos to continue its planned preclinical and clinical development of its respective development programs, and the timing and success of any such continued preclinical and clinical development and planned regulatory submissions, (xi) the potential therapeutic and clinical benefits of acoramidis, (xii) inability to retain and hire key personnel, (xiii) the amount of proposed stock consideration in the transaction and (xiv) the unknown future impact of the COVID-19 pandemic delay on certain clinical trial milestones and/or BridgeBio’s or Eidos’ operations or operating expenses. Although BridgeBio believes that BridgeBio’s and Eidos’ plans, intentions, expectations, strategies and prospects as reflected in or suggested by these forward-looking statements are reasonable, BridgeBio cannot give any assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a number of risks, uncertainties and assumptions, including, without limitation, those risks and uncertainties described under the heading “Risk Factors” in BridgeBio’s most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K filed with the SEC and in subsequent filings made by BridgeBio with the SEC, which are available on the SEC’s website at www.sec.gov. Moreover, BridgeBio operates in a very competitive and rapidly changing environment in which new risks emerge from time to time. These forward-looking statements are based upon the current expectations and beliefs of BridgeBio’s management as of the date of this communication and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. We anticipate that subsequent events and developments will cause our views to change. Except as required by law, BridgeBio disclaims any intention or responsibility for updating or revising any forward-looking statements contained in this communication in the event of new information, future developments or otherwise. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this communication.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release, dated January 19, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGEBIO PHARMA, INC.

By:	/s/ Brian C. Stephenson
Name:	Brian C. Stephenson
Title:	Chief Financial Officer

Dated: January 20, 2021